                                                                   EXHIBIT 10.15


________________________________________________________________________________

                          SCHEIN PHARMACEUTICAL, INC.



                 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                  (AMENDED AND RESTATED AS OF AUGUST 8, 1996)

________________________________________________________________________________

                                                               EXHIBIT 10.15 TOC

                               Table of Contents
                               -----------------

                                                                                Page
                                                                                ----
I.       Purposes.............................................................   1

II.      Definitions..........................................................   1

III.     Effective Date ......................................................   3

IV.      Administration.......................................................   3
         A.    Duties of the Committee........................................   3
         B.    Advisors.......................................................   3
         C.    Indemnification................................................   3
         D.    Meetings of the Committee......................................   4
         E.    Disinterested Directors........................................   4

V.       Adjustments..........................................................   4
         A.    Shares to be Delivered; Fractional Shares......................   4
         B.    Number of Shares...............................................   4
         C.    Adjustments....................................................   4

VI.      Awards and Terms of Options..........................................   6
         A.    Grant..........................................................   6
         B.    Date of Grant..................................................   7
         C.    Option Terms...................................................   7
         D.    Expiration.....................................................   7
         E.    Acceleration of Exercisability.................................   7

VII.     Effect of Termination of Directorship................................   9

VIII.    Nontransferability of Options........................................   9

IX.      Rights as a Stockholder..............................................  10

X.       Termination, Amendment and Modification..............................  10

XI.      Issuance of Stock Certificates;
         Legends; Payment of Expenses.........................................  11
         A.    Stock Certificates.............................................  11
         B.    Legends........................................................  11
         C.    Payment of Expenses............................................  11

XII.     Listing of Shares and Related Matters................................  12

XIII.    Withholding Taxes....................................................  12

XIV.     General..............................................................  12
         A.    Right to Terminate Directorship................................  12
         B.    No Trust.......................................................  12
         C.    Notices........................................................  12

                                                                                Page
                                                                                ----
         D.    Severability...................................................  13
         E.    Costs..........................................................  13
         F.    Controlling Law................................................  13
         G.    Section 16(b)..................................................  13

                                                                  EXHIBIT  10.15


                          SCHEIN PHARMACEUTICAL, INC.

                 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                  (AMENDED AND RESTATED AS OF AUGUST  , 1996)


I.   PURPOSES
     --------

          The purposes of this 1995 Non-Employee Director Stock Option Plan
(this "Plan"), as amended and restated effective as of August   , 1996, are to
enable Schein Pharmaceutical, Inc. (the "Company") to attract, retain and motivate directors who will be important to the success of the Company, and to increase the identity of interest between directors and stockholders of the Company by granting certain directors options to purchase common stock of the Company.

II.  DEFINITIONS
     -----------

          For purposes of this Plan, the following terms have the following meanings:

          A. "Act" means the Securities Exchange Act of 1934 and the rules and regulations under the Securities Exchange Act of 1934.

          B.   "Board" means the board of directors of the Company.

          C. "Committee" means the Board or a duly appointed committee of the Board to which the Board has delegated its power and functions under this Plan.

          D. "Common Stock" means the common stock of the Company, par value $0.01 per share, any common stock into which such common stock of the Company may be converted and any common stock resulting from reclassification of such common stock.

          E. "Eligible Director" means an Eligible Director - Class 1 or an Eligible Director - Class 2.

          F. "Eligible Director - Class 1" means a director of the Company who is not an Eligible Director - Class 2 and who is not an active employee of the Company or any subsidiary of the Company.

          G. "Eligible Director - Class 2" means a director of the Company designated by the Board as such at the time the director is first elected to serve on the Board or, in the case of members of the Board at the time this Plan is adopted, a director of the Company designated by the Board as such at that time, and, in each case, who is not an active employee of the Company or any subsidiary of the Company (it being understood that the Board shall have the right, but shall not be required, to designate a director as an Eligible Director - Class 2, and that the Board shall designate a director as an Eligible Director - Class 2 only if, at the time of the designation, the director shall have waived all future fees for serving as a director of the Company and for attending Board and committee meetings (other than fees in the nature of reimbursement for out-of-pocket expenses for travelling to and from and attending such meetings)).

          H. "Fair Market Value" means the value of a Share as of a particular date determined as follows:

               1. If the Common Stock is listed or admitted to trading on that date on a national securities exchange or is quoted through the National Association of Securities Dealers' Automated Quotation ("NASDAQ") National Market System, the closing sale price of a Share as reported on the relevant composite transaction tape, if applicable, or on the principal national securities exchange or through the National Market System, as the case may be, on that date, or, in the absence of reported sales on that date, the mean between the highest reported bid and lowest reported asked prices reported on the relevant composite transaction tape or national securities exchange or through the National Market System, as the case may be, on that date.

               2. If the Common Stock is not listed or quoted as described in clause 1, but bid and asked prices are quoted through NASDAQ, the mean between the highest reported bid and the lowest reported asked prices as quoted through NASDAQ on that date.

               3. If the Fair Market Value would otherwise be determined in accordance with clause 2 but the Committee determines that that would not properly reflect the Fair Market Value, by any other method the Committee determines to be reasonable.

               4. If the Common Stock is not publicly traded, an amount determined by the Committee in good faith.

          I. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in this Plan.

          J.   "Share" means a share of Common Stock.

          K. "Termination of Directorship" with respect to an individual means that individual is no longer a director of the Company.

III. Effective Date
     --------------

          This Plan became effective January 1, 1995 (the "Effective Date"), and was approved on September 30, 1995 by holders of a majority of the outstanding Shares at the time of approval. This Plan was amended and restated as of August , 1996, subject to the approval of the Plan, as amended and restated, by holders of a majority of the outstanding Shares at the time of approval.

IV.  Administration
     --------------

          A.   Duties of the Committee.  This Plan shall be administered by the
               -----------------------
Committee. The Committee shall have full authority to interpret this Plan and to decide any questions and settle any controversies or disputes that may arise in connection with this Plan; to establish, amend and rescind rules for carrying out this Plan; to administer this Plan; to prescribe the forms of instruments evidencing Options and any other instruments required under this Plan, and to change such forms from time to time; and to make all other determinations and to take all actions in connection with this Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties under this Plan. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties.

          B.   Advisors.  The Committee may employ such legal counsel,
               --------
consultants and agents as it deems desirable for the administration of this Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Company shall pay all the expenses of any such counsel, consultant or agent.

          C.   Indemnification.  To the maximum extent permitted by applicable
               ---------------
law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under it. To the maximum extent permitted by applicable law and the certificate of incorporation and by-laws of the Company, the Company shall indemnify and hold harmless each officer and member or former member of the Committee and the Board against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan. Such indemnification shall be in addition to any rights of an indemnitee under applicable law or the certificate of incorporation or by-laws of the Company. Notwithstanding anything to the contrary in this paragraph, however, the rights under this paragraph shall not apply to actions or determinations by an individual with regard to Options granted to that individual under this Plan.

          D.   Meetings of the Committee. The Committee shall adopt such rules
               -------------------------
and regulations as it deems appropriate concerning its meetings and the transaction of its business. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any written determination signed by all the members of the Committee shall be as effective as if made by a majority vote of the members at a meeting duly called and held.

          E.   Disinterested Directors. Notwithstanding anything to the contrary
               -----------------------
in this Plan, the Committee may not take any action that would cause any Eligible Director to cease to be a "disinterested person" for purposes of Rule 16b-3 under the Act ("Rule 16b-3") with regard to any stock option or other equity plan of the Company at any time the Common Stock is subject to section 16(b) of the Act.


    V.  Adjustments
        -----------

          A.   Shares to Delivered; Fractional Shares. Shares to be issued under
               --------------------------------------
this Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by the Company and held in treasury. No fractional Shares shall be issued or transferred upon the exercise of any Option, nor shall any compensation be paid with regard to fractional shares.

          B.   Number of Shares.  Subject to adjustment as provided in this
               ----------------
Article V, the maximum aggregate number of Shares that may be issued under this Plan shall be 1,000. Where Options are for any reason cancelled, or expire or terminate unexercised, the Shares covered by those Options shall again be available for the grant of Options, subject to the preceding sentence.

          C.   Adjustments. The existence of this Plan and the Options granted
               -----------
under this Plan shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issuance of securities, whether or not senior to the Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, but this Article V(C) shall govern outstanding Options in each such case.

        1. If the Company effects a subdivision, recapitalization or consolidation of Shares or effects a stock dividend on Shares without receipt of consideration, the aggregate number and kind of shares of capital stock issuable under this Plan shall be proportionately adjusted, and each holder of a then outstanding Option shall have the right to purchase under that Option, in lieu of the number of Shares as to which the Option was then exercisable but on the same terms and conditions of exercise set forth in that Option, the number and kind of shares of capital stock the holder would have owned after the subdivision, recapitalization, consolidation or dividend, if, immediately prior to the subdivision, recapitalization, consolidation or dividend, the holder had been the holder of record of the number of Shares as to which that Option was then exercisable.

        2. If the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter, upon exercise of an Option theretofore granted, the holder shall be entitled to purchase under that Option, in lieu of the number of Shares as to which the Option was then exercisable, but on the same terms and conditions of exercise set forth in that Option, the number and kind of shares of capital stock or other property to which the holder would have been entitled pursuant to the agreement of merger or consolidation, if, immediately prior to the merger or consolidation, the holder had been the holder of record of the number of Shares as to which that Option was then exercisable.

        3. If the Company is not the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new options that are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value to Options then outstanding, upon the effective date of the merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holders; provided that the Committee shall give notice to each holder at least 20 days prior to the merger, consolidation, dissolution or liquidation that the Options, if unexercised, will expire upon the merger, consolidation, dissolution, or liquidation, and each holder has the right to exercise in full, effective as of the consummation of the merger, consolidation, dissolution or liquidation, all the holder's then outstanding Options (without regard to limitations on exercise otherwise contained in the Options, other than pursuant to Article III) contingent on the occurrence of the merger, consolidation, dissolution or liquidation, and provided that, if the contemplated transaction does not take place within 90 days after that notice, the notice, accelerated vesting and exercise shall be null and void. Notwithstanding the foregoing, the Options held by persons subject to section 16(b) of the Act that would not have vested under this Plan except pursuant to Article VI(E) prior to the effective date of the merger, consolidation, liquidation or dissolution shall not expire upon the consummation of the merger, consummation of the merger, consolidation, liquidation or dissolution, but shall expire 30 days after they would have otherwise vested under this Plan and shall, after the merger, consolidation, liquidation or dissolution, represent the right to receive the number and kind of shares of capital stock or other property to which the holder would have been entitled, if, immediately prior to the merger, consolidation, liquidation or dissolution, the holder had been the holder of record of the number of Shares as to which that Option was then exercisable.

               4. If, as a result of any adjustment pursuant to the preceding paragraphs of this Article V(C), any holder becomes entitled upon exercise of an Option to receive any shares of capital stock other than Common Stock, then the number and kind of shares of capital stock so receivable shall be subject to adjustment from time to time pursuant to this Article V(C), mutatis mutandis.
                            ------- --------

               5. Except as provided above, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property or services, upon direct sale, upon exercise of rights or warrants or upon conversion of shares or other securities, whether or not for fair value, shall not affect, and no adjustment by reason of the issuance shall be made with respect to, the number of Shares subject to Options granted or the purchase price per Share.


VI.      Awards and Terms of Options
         ---------------------------

            A.    Grant. Without further action by the Board or the stockholders
                  -----
of the Company, each Eligible Director on each Annual Date of Grant (as defined below) shall be automatically granted options to purchase a number of Shares determined by dividing $25,OOO (subject to adjustment (the "CPI Adjustment") to reflect upward changes from the Effective Date to the applicable Annual Date of Grant in the consumer price index (all items)) by the Fair Market Value on the Annual Date of Grant, in the case of each Eligible Director - Class 1, and a number of Shares determined by dividing $62,500 (subject to the CPI Adjustment) by the Fair Market Value on the Annual Date of Grant, in the case of each Eligible Director - Class 2, provided that no such Option shall be granted, if, on the date of grant, the Company shall have liquidated, dissolved or merged or consolidated with another entity and is not the surviving entity (unless this Plan shall have been assumed by the surviving entity with regard to future grants). Notwithstanding the foregoing, if an Eligible Director shall have first become a member of the Board after the preceding Annual Date of Grant, the number of Shares subject to the option granted to that Eligible Director shall, in lieu of the number set forth above, be the number set forth above multiplied by a fraction, the numerator of which shall be the number of days before the Annual Date of Grant on which options are being granted to that Eligible Director during which that Eligible Director shall have been a member of the Board, and the denominator of which shall be 365.

          B.   Date of Grant. Grants shall be made annually on the Effective
               -------------
Date and each anniversary of the Effective Date (the "Annual Date of Grant"); provided that, if the Common Stock is then publicly traded and that date in any year is a date on which the national securities exchange or automated quotation system on which the Common Stock is primarily traded or through which it is primarily quoted is not open for trading or quotation, the grant shall be made on the first day thereafter on which the relevant exchange or quotation system is open for trading or quotation.

          C.   Option Terms
               -----------

               1. The purchase price per Share ("Purchase Price") deliverable upon the exercise of an Option shall be 100% of the Fair Market Value at the time of the grant of the Option, or the par value of a Share, whichever is greater.

               2.   Except as otherwise provided in this Plan, each Option (a)
     granted prior to August   , 1996 shall be exercisable with respect to 20%
     of the Shares subject to the Option on or after the first anniversary of the date of grant and with respect to an additional 20% of the Shares subject to the Option on or after each of the next four anniversaries of
     the date of grant, and (b) granted on or after August   , 1996 shall be
     exercisable with respect to one-third of the Shares subject to the Option on or after the first anniversary of the date of grant and with respect to an additional one-third of the Shares subject to the Option on or after each of the next two anniversaries of the date of grant.

               3. An Option holder electing to exercise one or more Options shall give written notice to the secretary of the Company of the election and the number of Options the holder elects to exercise. Shares so purchased shall be paid for at the time of exercise in cash or by delivery of unencumbered Shares (valued, for these purposes, at 100% of the Fair Market Value at the time) owned by the holder for at least six months (or such longer period as required by applicable accounting standards to avoid a charge to earnings) or a combination of cash and such Shares.

          D.   Expiration. Except as otherwise provided in this Plan, if not
               ----------
previously exercised, each Option shall expire upon the tenth anniversary of the date of grant.

          E.   Acceleration of Exercisability.  All Options granted and not
               ------------------------------
previously exercisable shall become fully exercisable immediately upon a Change of Control (as defined below). A "Change of Control" shall be deemed to have occurred upon:

               1. any individual, entity or group (within the meaning of section 13d-3 or 14d-1 of the Act) (a "Person") directly or indirectly being a beneficial owner (within the meaning of Rule 13d-3 under the Act, except that a Person shall not be deemed a beneficial owner of securities solely by virtue of that Person's rights under any voting trust or shareholders agreement in effect on the Effective Date) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (x) the Company, (y) any employee benefit plan (or related trust) sponsored or maintained by the Company or (z) any corporation that becomes a beneficial owner pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to the Corporate Transaction, the conditions described in clauses
     (a), (b) and (c) of paragraph 3 below are satisfied; or

               2. a change in the composition of the Board, such that the individuals who, as of the Effective Date, constitute the Board (the Board as of the Effective Date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that, for purposes of this clause, any individual who becomes a member of the Board subsequent to the Effective Date and whose election, or nomination for election by the Company's stockholders, was approved by the members of the Board who also are members of the Incumbent Board (or so deemed to be pursuant to this proviso) shall be deemed a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed a member of the Incumbent Board; or

               3. the approval by the stockholders of the Company of a Corporate Transaction, or, if consummation of the Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of the consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (a) the beneficial owners (or beneficiaries of the beneficial owners) of the outstanding Shares and Outstanding Voting Securities immediately prior to the Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from the Corporate Transaction and the combined voting power of the outstanding voting securities of that corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to the Corporate Transaction, of the outstanding Shares and Outstanding Voting Securities, as the case may be, (b) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or the corporation resulting from the Corporate Transaction and any Person beneficially owning, immediately prior to the Corporate Transaction, directly or indirectly, 20% or more of the outstanding Shares or Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from the Corporate Transaction or the combined voting power of the then outstanding securities of that corporation entitled to vote generally in the election of directors and (c) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from the Corporate Transaction; or

               4. the approval of the stockholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all the assets of the Company; excluding, however, such a sale or other disposition to a corporation with respect to which, following the sale or other disposition, (i) more than 60% of the then outstanding shares of common stock of that corporation and the combined voting power of the then outstanding voting securities of that corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners (or beneficiaries of the beneficial owners), respectively, of the outstanding Shares and Outstanding Voting Securities immediately prior to the sale or other disposition in substantially the same proportion as their ownership, immediately prior to the sale or other disposition, of the outstanding Shares and Outstanding Voting Securities, as the case may be, (ii) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or that corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares or Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of that corporation and the combined voting power of the then outstanding voting securities of that corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of that corporation.


VII. EFFECT OF TERMINATION OF DIRECTORSHIP
     -------------------------------------

          Upon Termination of Directorship for any reason other than cause, all outstanding Options shall continue to vest, and remain exercisable until the expiration of the Option, in accordance with this Plan. Upon Termination of Directorship for cause, all outstanding Options shall terminate and become null and void.

VIII.  NONTRANSFERABILITY OF OPTIONS
       -----------------------------

          No Option shall be transferable by the holder otherwise than by will or under applicable laws of descent and distribution, and, during the lifetime of the holder, may be exercised only by the holder or the holder's guardian or legal representative. In addition, except as provided above, no Option shall be assigned, negotiated, pledged or hypothecated (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process contrary to the provisions of this paragraph, the Option shall immediately terminate and become null and void.


IX.    RIGHTS AS A STOCKHOLDER
       -----------------------

          A holder of an Option (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by the holder's Options, until the holder (or permitted transferee) shall have become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect of any Shares, except as otherwise specifically provided in this Plan.

X.     TERMINATION, AMENDMENT AND MODIFICATION
       ---------------------------------------

          This Plan shall terminate at the close of business on the tenth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as provided in this Plan, and no Option shall be granted under this Plan on or after that date. The termination of this Plan shall not terminate any outstanding Options that by their terms continue beyond the Termination Date. The Committee at any time or from time to time may amend this Plan to effect (A) amendments necessary or desirable in order that this Plan and the Options shall conform to all applicable laws and regulations, and (B) any other amendments deemed appropriate, provided that no such amendment may be made if either the authority to make the amendment or the amendment would cause the Eligible Directors to cease to be "disinterested persons" with regard to this Plan or any other stock option or other equity plan of the Company for purposes of Rule 16b-3, and further provided that the provisions of the Plan relating to the amount, price and timing of, and eligibility for, awards shall not be amended more than once every six months except to comport with changes in the Internal Revenue Code of 1986 and the Employee Retirement Income Security Act of 1974. Notwithstanding the foregoing, the Committee may not effect any amendment that would require the approval of the stockholders of the Company under Rule 16b-3, unless the approval is obtained. In no event, unless no longer required as a condition of compliance with Rule 16b-3, shall the Committee without the approval of stockholders normally entitled to vote for the election of directors of the Company:

             1. increase the number of Shares available for grants under this Plan;

             2. reduce the minimum exercise price at which any Option may be exercised;

             3. change the requirements as to eligibility for participation under this Plan;

             4. change the number of Options to be granted or the date on which Options are to be granted; or

             5. materially increase the benefits accruing to the holders of Options under this Plan.

          This Plan may be amended or terminated at any time by the stockholders of the Company.

          Except as otherwise required by law, no termination, amendment or modification of this Plan may, without the consent of the holder of an Option or the permitted transferee of the holder's Option, alter or impair the rights and obligations under any then outstanding Option.

XI.  ISSUANCE OF STOCK CERTIFICATES;
     LEGENDS; PAYMENT OF EXPENSES
     ----------------------------

          A.   Stock Certificates. Upon any exercise of an Option and payment
               ------------------
of the exercise price as provided in the Option, a certificate or certificates for the Shares as to which the Option has been exercised shall be issued by the Company in the name of the person or persons exercising the Option and shall be delivered to or upon the order of that person or those persons, subject, however, in the case of Options exercised pursuant to clause 3 of Article V(C), to the merger, consolidation, dissolution or liquidation triggering the rights under that section.

          B.   Legends. Certificates for Shares issued upon exercise of an
               -------
Option shall bear such legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933 or to implement the provisions of any agreements between the Company and the holder of the Option with respect to the Shares.

          C.   Payment of Expenses. The Company shall pay all issue or transfer
               -------------------
taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with the issuance or transfer and with the administration of this Plan.


XII.   LISTING OF SHARES AND RELATED MATTERS
       -------------------------------------

          If at any time the Board or the Committee determines in its sole discretion that the listing, registration or qualification of the Shares covered by this Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under this Plan, no Option grant shall be effective and no Shares shall be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


XIII.  WITHHOLDING TAXES
       -----------------

          The Company shall have the right to require, prior to the issuance or delivery of any Shares, payment by the holder of an Option of any federal, state or local taxes required by law to be withheld.


XIV.   GENERAL
       -------

          A.   Right to Terminate Directorship. This Plan shall not impose any
               -------------------------------
obligation on the Company to retain any Eligible Director as a director, nor shall it impose any obligation on the part of any Eligible Director to remain as a director.

          B.   No Trust. Nothing in this Plan and no action taken pursuant to
               --------
this Plan (including, without limitation, the grant of any Option) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Option holder or the executor, administrator or other personal representative or designated beneficiary of a holder or any other person.

          C.   Notices. Any notice or other communication to the Company under
               -------
this Plan shall be addressed to the Company at its principal executive offices from time to time. Each Eligible Director shall be responsible for furnishing the Committee with the Eligible Director's current address for the mailing to that Eligible Director of notices and

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

other communications. Any notice or other communication to the Eligible Director shall, if the Company has received notice that the Eligible Director is then deceased, be given to the Eligible Director's personal representative, if that representative has previously informed the Company of his or her status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this section. Any notice under this Plan shall be deemed to have been given when delivered in person or when dispatched by telegram or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid.

          D.   Severability. If any provision of this Plan is held invalid or
               ------------
unenforceable, the invalidity or unenforceability shall not affect any other provision of the Plan, and this Plan shall be construed and enforced as if that provision had not been included.

          E.   Costs. The Company shall bear all expenses included in
               -----
administering this Plan, including expenses of issuing Common Stock pursuant to any Options.

          F.   Controlling Law. This Plan shall be construed and enforced
               ---------------
according to the laws of the state of incorporation of the Company.

          G.   Section 16(b). All elections and transactions under this Plan by
               -------------
persons subject to section 16 of the Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. To the extent any provision of this Plan or action by the Committee fails so to comply, it shall be deemed null and void. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business under this Plan.

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